EXHIBIT 32.2

CERTIFICATION PURSUANT TO
THE SARBANES-OXLEY ACT OF 2002
CHIEF FINANCIAL OFFICER

I, Skuli Thorvaldsson, certify that:

In connection with the Annual Report of Digital Creative Development Corporation (the "Company") on Form 10-KSB for the period ending June 30, 2005 (the "Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2007

/ s / Skuli Thorvaldsson

Skuli Thorvaldsson
Chief Financial Officer